                                                                   Exhibit 10.10

                                                                  EXECUTION COPY

                                             TRADEMARK SECURITY AGREEMENT (this
                                        "AGREEMENT") dated as of November 30,
                                        2005, between NETWORK COMMUNICATIONS,
                                        INC., a Georgia corporation (the
                                        "GRANTOR") and CREDIT SUISSE, as the
                                        Collateral Agent (as defined below).

                              PRELIMINARY STATEMENT

          Reference is made to (a) the Revolving Loan Credit Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "REVOLVING LOAN CREDIT AGREEMENT"), among the Grantor, Gallarus Media Holdings, Inc., a Delaware corporation ("HOLDINGS"), the lenders from time to time party thereto (the "REVOLVING LENDERS") and Credit Suisse, as administrative agent, (b) the Term Loan Credit Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "TERM LOAN CREDIT AGREEMENT" and, together with the Revolving Loan Credit Agreement, the "CREDIT AGREEMENTS"), among the Grantor, Holdings, the lenders from time to time party thereto (the "TERM LENDERS" and, together with the Revolving Lenders, the "LENDERS") and Credit Suisse, as administrative agent, and (c) the Guarantee, Collateral and Intercreditor Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "GUARANTEE, COLLATERAL AND INTERCREDITOR AGREEMENT"), among the Grantor, Holdings, the subsidiaries party thereto and Credit Suisse, in its separate capacities as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined in the Guarantee, Collateral and Intercreditor Agreement), and as administrative agent under each of the Credit Agreements.

          The Revolving Lenders and the Issuing Bank have agreed to extend credit to the Grantor subject to the terms and conditions set forth in the Revolving Loan Credit Agreement, and the Term Lenders have agreed to make term loans to the Grantor subject to the terms and conditions set forth in the Term Loan Credit Agreement. The obligations of the Lenders and the Issuing Bank to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.

          Accordingly, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

          SECTION 1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Revolving Loan Credit Agreement, the Term Loan Credit Agreement or the Guarantee, Collateral and Intercreditor Agreement, as applicable.

          SECTION 2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. The Grantor hereby grants to the Collateral Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, a continuing security interest in all of the Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "TRADEMARK COLLATERAL"):

          (a) all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

          (b) all reissues, continuations or extensions of the foregoing;

          (c) all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark or any Trademark licensed under any Trademark License.

     Notwithstanding the foregoing, the Trademark Collateral shall not include any rights in any Trademarks or Trademark Licenses or other interests of the Grantor that would be rendered invalid or unenforceable under applicable law by the grant of a security interest, for so long as such reason for invalidity or unenforceability under applicable law exists.

          SECTION 3. GUARANTEE AND COLLATERAL AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Collateral Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, pursuant to the Guarantee, Collateral and Intercreditor Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guarantee, Collateral and Intercreditor Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein, and in the event of any conflict between the terms and/or conditions of this Agreement and the terms of the Guarantee, Collateral and Intercreditor Agreement, the terms and/or conditions of the Guarantee, Collateral and Intercreditor Agreement shall control.

          SECTION 4. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        NETWORK COMMUNICATIONS, INC.,


                                        by /s/ Gerard Parker
                                           -------------------------------------
                                        Name: Gerard Parker
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------


ACCEPTED AND ACKNOWLEDGED BY:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Collateral Agent,


By /s/ Bill O'Daly
   -------------------------------------
Name: Bill O'Daly
      ----------------------------------
Title: Director
       ---------------------------------


By /s/ Cassandra Droogan
   -------------------------------------
Name: Cassandra Droogan
      ----------------------------------
Title: Associate
       ---------------------------------

                                   SCHEDULE I
                                       TO
                          TRADEMARK SECURITY AGREEMENT

                  U.S. Trademark Applications and Registrations

MARK                                         STATUS      APP. NO.    APP. DATE   REG. NO.   REG. DATE
----                                       ----------   ----------   ---------   --------   ---------
APARTMENT BLUE BOOK                        Registered   75/117953    12-Jun-96    2057413   29-Apr-97
APARTMENT FINDER*                           Pending     76/580167    10-Mar-04
AT HOME IN ARKANSAS                        Registered   76/442280    20-Aug-02    2741476   29-Jul-03
ATLANTA HOMES & LIFESTYLES (Stylized)      Registered   74/226/010   29-Nov-91    1830930   12-Apr-94
ATLANTA HOMES                              Registered   76/495018    06-Mar-03    2824708   23-Mar-04
ATLANTA HOMES & LIFESTYLES                 Registered   78/149343    31-Jul-02    2827715   30-Mar-04
BLACK'S GUIDE                              Registered   76/498383    10-Mar-03    2873626   17-Aug-04
COLORADO HOMES & LIFESTYLES                Registered   76/443935    27-Aug-02    2736391   15-Jul-98
CORPORATE CHOICES                          Registered   75/840899    04-Nov-99    2385685   12-Sep-00
ENCLAVE                                     Pending     78/711865    13-Sep-05
HOMETOUR                                   Registered   74/625370    25-Jan-95    1944139   26-Dec-95
HOMEIMPROVEMENT                            Registered   76/541612    25-Aug-03    2859849    6-Jul-04
HOMES & LIFESTYLES PUBLISHING COMPANY      Registered   78/301116    16-Sep-03    2966392   12-Jul-05
INTELLIRENT                                Registered   75/643163    17-Feb-99    2466966   10-Jul-01
LIVINGCHOICES                              Registered   76/499362    11-Mar-03    2954180   24-May-05
LIVINGCHOICES.COM (and design)             Registered   76/498424    10-Mar-03    2822675   16-Mar-04
LOG & TIMBER STYLE                         Registered   75/716190    28-May-99    2392432   03-Oct-00
MATURE LIVING CHOICES                      Registered   76/543997    28-Aug-03    2935776   29-Mar-05
MOUNTAIN LIVING                            Registered    75139575    18-Jul-98    2170725    7-Jul-98
MY REAL ESTATE BOOK (and design)           Registered   76/162002    09-Nov-00    2546673   12-Mar-02
MYREALESTATEBOOK.COM                       Registered   76/151848    23-Oct-00    2492584   25-Sep-01
N (and globe design)                       Registered   74/603134    24-Oct-94    2045319   18-Mar-97
NEW HOME FINDER (and design)               Registered   76/482497    13-Jan-03    2921995   01-Feb-05
REALESTATEBOOK.COM                         Registered   76/151847    23-Oct-00    2492583   25-Sep-01
RELOCATING IN LAS VEGAS                    Registered   75/526557    28-Jul-98    2293780   16-Nov-99
SEATTLE HOMES & LIFESTYLE                  Registered   78/220853    03-Mar-03    2810668   03-Feb-04
SEATTLE HOMES & LIFESTYLES                 Registered   75/910600    03-Feb-00    2515894   04-Dec-01
SECOND HOME                                Registered   75/715898    27-May-99    2352898   23-May-03
SENIOR SELECTIONS                          Registered   75/469707    17-Apr-98    2226263   23-Feb-99
SENIOR SELECTIONS MATURE LIVING CHOICES    Registered   75/471064    17-Apr-98    2230807   09-Mar-99


* Grantor claims exclusive nationwide use of the trademark APARTMENT FINDER with the exception of the following Colorado counties: Adams, Arapahoe, Broomfield, Clear Creek, Denver, Douglas, Elbert, El Paso, Gilpin, Jefferson, Park and Teller.

MARK                                         STATUS      APP. NO.    APP. DATE   REG. NO.   REG. DATE
----                                       ----------   ----------   ---------   --------   ---------
ST. LOUIS HOMES AND LIFESTYLES             Registered   78/222138    05-Mar-03    2810676   03-Feb-04
ST. LOUIS HOMES & LIFESTYLES               Registered   75/908344    03-Feb-00    2493671   25-Sep-01
THE REAL ESTATE BOOK                       Registered   75/562202    30-Sep-98    2292689   16-Nov-99
THE REAL ESTATE BOOK (and design)          Registered   73/509250    16-Nov-84    1337896   28-May-85
THE REAL ESTATE BOOK (and design)          Registered   74/567128    29-Aug-94    1996435   27-Aug-96
THE REAL ESTATE BOOK ONLINE (and design)   Registered   76/162001    09-Nov-00    2552223   26-Mar-02
UNIQUE HOMES                               Registered   73/377336    29-Jul-82    1241668   07-Jun-83
UNIQUE HOMES (stylized)                    Registered   74/185753    17-Jul-91    1734744   24-Nov-92
UNIQUE HOMES REFERRAL NETWORK              Registered   74/727225    11-Sep-95    2315140   08-Feb-00